UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________
Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):

December 5, 2008

AKEENA SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52385	90-0181035
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

16005 Los Gatos Boulevard
Los Gatos, California 95032
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(408) 402-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  Steve Daniel, Executive Vice President of Sales and Marketing, resigned from his position with Akeena Solar, Inc. (the “Company”) on December 5, 2008.

Item 8.01 Other Events.

The Company has hired Jeff Kiel as Executive Vice President of Sales and Marketing, effective December 15, 2008.  Most recently, Mr. Kiel was Executive Vice President of Sales and Business Development for a Silicon Valley–based mobile technology company.  Previously, Mr. Kiel was President and Publisher and Vice President of Advertising for the San Jose Mercury News.  Prior to that, Mr. Kiel was Vice President of Finance and Chief Financial Officer of The Miami Herald.

Bill Scott, Executive Vice President of Sales, resigned from his position with the Company on December 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2008

AKEENA SOLAR, INC.

	By:	/s/ Gary R. Effren
Gary R. Effren, Chief Financial Officer